Exhibit 99.1

                                                                  EXECUTION COPY













                              LOAN SALE AGREEMENT



                                     among



                       SIGNET STUDENT LOAN TRUST 1996-A,
                                   as Issuer,

                                  SIGNET BANK,
                                   as Seller,





                                      and



                      THE FIRST NATIONAL BANK OF CHICAGO,
                   not in its individual capacity but solely
                           as Eligible Lender Trustee



                          Dated as of November 1, 1996

                                    LOAN SALE AGREEMENT dated as of November 1,
                           1996, among SIGNET STUDENT LOAN TRUST 1996-A, a Delaware trust (the "Issuer"), SIGNET BANK, a Virginia banking corporation, as Seller, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, solely as eligible lender trustee and not in its individual capacity (the "Eligible Lender Trustee").

                  WHEREAS the Issuer desires to purchase from the Seller a portfolio of federally reinsured student loans originated or acquired in the ordinary course of business by the Seller;

                  WHEREAS the Seller is willing to sell such student loans to the Eligible Lender Trustee on behalf of the Issuer;

                  WHEREAS the Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, such student loans on behalf of the Issuer.



                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                   ARTICLE I

                             Definitions and Usage

                  Capitalized terms used but not defined herein are defined in Appendix A to the Administration Agreement, dated as of November 1, 1996, among the Issuer, the Seller, as Administrator, and The Bank of New York, as Indenture Trustee, which also contains rules as to usage and construction that shall be applicable herein.


                                   ARTICLE II

                      Conveyance of Financed Student Loans

                  SECTION 2.01. Conveyance of Initial Financed Student Loans.
(a) In consideration of the Issuer's delivery to or upon the order of the Seller on the Closing Date of the net proceeds from the sale of the Notes and the Certificates and the other amounts to be distributed from time to time to the Seller in accordance with the terms of this Agreement, the Seller does hereby, as evidenced by a duly executed Bill of Sale in the form of Exhibit A hereto, sell, assign, and otherwise convey to the Issuer (or, in the case of the Initial Financed Student Loans (as defined below), to the Eligible Lender Trustee on behalf of the Issuer) without recourse (subject to the obligations herein): (i) all right, title and interest in and to the Initial Financed Student Loans, and all obligations of the Obligors thereunder, together with all documents relating thereto, including the related Student Loan Files and all rights and privileges relating thereto, (ii) all payments on or collections received thereunder after the Cutoff Date; (iii) all of its right, title and interest in all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposit and all investments and proceeds thereof (including all income thereon); and (iv) all proceeds of any and all of the foregoing.

                     (b) In connection with the sale and assignment of Financed Student Loans to the Eligible Lender Trustee on behalf of the Trust, on the Closing Date, the Seller shall deposit the Reserve Account Initial Deposit into the Reserve Account.

                     (c) On the Closing Date, the Seller will deposit into the Pre-Funding Account $16,552,201.22 and will deposit into the Reserve Account $6,317,145.00 from the net proceeds of the sale of the Notes and the Certificates.

                     (d) On the Closing Date, the Seller will deposit, or cause to be deposited, into the Collection Account all amounts or collections received under the Initial Financed Student Loans after the Cutoff Date through and including the second Business Day preceding the Closing Date.

                  SECTION 2.02. Conveyance of Additional Student Loans to the Eligible Lender Trustee on Behalf of the Trust. (a) Subject to the conditions set forth in paragraph (d) below, in consideration of the Issuer's delivery on the related Transfer Date to or upon the order of the Seller of the Purchase Amount for each such Additional Student Loan to be delivered to the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer (or, in the case of the right, title and interest to the Additional Student Loans, to the Eligible Lender Trustee on behalf of the Issuer), (i) all right, title and interest of the Seller in and to each Additional Student Loan and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges relating thereto, (ii) all payments on or collections received thereunder after the related Subsequent Cutoff Date and (iii) all proceeds of any and all of the foregoing.

                     (b) During the Funding Period, upon the tender of any Additional Student Loans by the Seller on the related Transfer Date and the satisfaction of the conditions set forth in subsection (d) of this Section 2.02, the Eligible Lender Trustee will so inform the Administrator and the Indenture Trustee, and the Purchase Amounts for such Additional Student Loans will be withdrawn from the Pre-Funding Account, subject to the provisions of Section 2(f) of the Administration Agreement, and will be remitted to or upon the order of the Seller.

                     (c) After the Funding Period, upon the tender of Additional Student Loans by the Seller on the related Transfer Date and the satisfaction of the conditions set forth in subsection (d) of this Section 2.02, the Eligible Lender Trustee will so inform the Administrator and the Indenture Trustee, and the Purchase Amounts for such Serial Loans will be withdrawn from amounts on deposit in the Collection Account, as provided in Section 2(d) of the Administration Agreement, and will be remitted, as provided therein to or upon the order of the Seller; provided, however, that, the Seller shall not tender or convey any Additional Student Loans to the Issuer after the January 2002 Distribution Date.

                     (d) The Seller shall transfer to the Issuer the Additional Student Loans for a given Transfer Date and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to such Transfer
Date:

                     (i) the Seller shall have delivered to the Eligible Lender Trustee and the Indenture Trustee a duly executed written assignment (including an acceptance by the Eligible Lender Trustee and the Indenture Trustee) in substantially the form of Exhibit B hereto (each, a "Transfer Agreement"), which shall include supplements to Schedule A hereto, listing such Additional Student Loans;

                    (ii) the Seller shall have delivered, at least two days prior to such Transfer Date, notice of such transfer to the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies, including a listing of the type of loan and the aggregate principal balance of such Additional Student Loans;

                   (iii) the Seller shall have deposited in the Collection Account all amounts on or collections received in respect of the Additional Student Loans after each applicable Subsequent Cutoff Date;

                    (iv) as of the Transfer Date, the Seller was not insolvent nor will it have been made insolvent by such transfer nor is it aware of any pending insolvency;

                     (v) such addition will not result in a material adverse Federal or State tax consequence to the Issuer, the Noteholders or the Certificateholders;

                    (vi) the Seller shall have delivered to the Indenture Trustee and the Eligible Lender Trustee an Officers' Certificate confirming the satisfaction of each condition precedent specified in this paragraph (d);

                   (vii) the Seller shall have delivered (A) to the Rating Agencies an Opinion of Counsel with respect to the transfer of the Additional Student Loans transferred to the Issuer on such Transfer Date, substantially in the form of the Opinion of Counsel delivered to the Rating Agencies on the Closing Date, and (B) to the Eligible Lender Trustee and the Indenture Trustee the Opinion of Counsel as required by
         Section 6.02(f)(1) hereof; provided that no opinion shall be required under either subclause (A) or (B) unless the Seller, the Eligible Lender Trustee or the Indenture Trustee determines that, with regard to the most recent opinion on the matters described in either such subclause that was delivered with respect to the Financed Student Loans (whether on the Closing Date or thereafter under this subsection or under another provision of the Basic Documents), the conclusion of, or the reasoning underlying, such opinion is no longer correct in all material respects due to a change in law or regulations or the ruling of a court, an administrative tribunal or a regulatory or other governmental authority; upon making any such determination, whichever of the Seller, the Eligible Lender Trustee and the Indenture Trustee makes such determination shall notify the others and the Rating Agencies in writing as to the nature of such changes; provided, further, that none of the Eligible Lender Trustee or the Indenture Trustee shall have any obligation to monitor changes in laws or regulations or the rulings of courts or other governmental agencies for the purpose of making any determination described in this clause
         (d)(vii);

                  (viii) the Seller shall have taken any action required to maintain the first perfected ownership interest of the Issuer in the Trust Estate and the first perfected security interest of the Indenture Trustee in the Collateral;

                    (ix) no selection procedures believed by the Seller to be adverse to the interests of the Certificateholders or the Noteholders shall have been utilized in selecting the Additional Student Loans;

                     (x) no Event of Default shall have occurred under the Indenture, no Servicer Default shall have occurred under the Master Servicing Agreement and no Administrator Default shall have occurred under the Administration Agreement;

                    (xi) after giving effect to the conveyance of Additional Student Loans on each Transfer Date, (a) the aggregate of the Purchase Amounts, as of the respective Transfer Dates, of all of the Additional Student Loans purchased by the Issuer since the Closing Date shall not exceed $45,000,000 and (b) the aggregate outstanding principal balance (including accrued borrower interest thereon if and to the extent that such interest is not then payable and will, pursuant to the terms of the applicable loan, be capitalized and added to the principal balance of such loan) of the Financed Student Loans (I) made to Borrowers for the purpose of attending proprietary or vocational institutions shall not exceed 8% of the Pool Balance as of such Transfer Date, (II) made to Borrowers for the purpose of attending proprietary or vocational institutions or two-year institutions shall not exceed 13% of the Pool Balance as of such Transfer Date and (III) that are PLUS Loans shall not exceed 10% of the Pool Balance as of such Transfer Date;

                   (xii) for each Transfer Date occurring after the Funding Period, after giving effect to the conveyance of any Additional Student Loans on such Transfer Date, the amount of funds remitted for the purchase of Additional Student Loans on such Transfer Date, and on each Transfer Date since the preceding Distribution Date, shall not exceed the Net Principal Cash Flow Amount (calculated for the Collection Period ending in the preceding calendar month or, if no Collection Period ended in the preceding calendar month, calculated for each preceding calendar month during the current Collection Period); and

                  (xiii) each Additional Student Loan conveyed to the Trust on such Transfer Date shall have a final scheduled payment due no later than the Final Maturity Date.

provided, however, that the Seller shall not incur any liability as a result of transferring Additional Student Loans on any Transfer Date at a time when the condition set forth in clause (v) was not satisfied, if at the time of such transfer the Authorized Officers of the Seller, after reasonable inquiry of counsel to the Seller, were not aware of any fact that would reasonably suggest that such condition would not be satisfied as of such date.

                  SECTION 2.03. Treatment as a Security Agreement. The parties intend that the conveyance of the Seller's right, title and interest in and to the Initial Financed Student Loans pursuant to this Agreement and any Additional Student Loans pursuant to a related Transfer Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a loan and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event do hereby grant to the Issuer, a first priority security interest in all of the Seller's right, title and interest in, to and under the Initial Financed Student Loans and any Additional Student Loans and the other items specified in Sections 2.01 and 2.02, and that this Agreement (with respect to the Initial Financed Student Loans) and any applicable Transfer Agreement (with respect to the Additional Student Loans conveyed thereby) shall each constitute a security agreement under applicable law with respect to such loans. If such conveyance is deemed to be a loan and not a sale, the Issuer may, to secure the Issuer's own borrowings under the Indenture, repledge all or any portion of such loans and the other items specified in Sections 2.01 and 2.02 hereof pledged to the Issuer and not released from the security interest of this Agreement at the time of such pledge. Such a repledge may be made by the Issuer with or without a repledge by the Issuer of its rights under this Agreement, and without further notice to or acknowledgement from the Seller. The Seller waives, to the extent permitted by applicable law, all claims, causes of action and remedies whether legal or equitable (including any rights of set-off) against the Issuer or any assignee of the Issuer relating to such action by the Issuer in connection with the transactions contemplated by this Agreement, each Transfer Agreement, the Trust Agreement and the Indenture.

                  SECTION 2.04. Endorsement. The Seller hereby appoints each of the Eligible Lender Trustee and the Indenture Trustee as the Seller's true and lawful attorney-in-fact with full power of substitution to endorse the Seller's name on any promissory note evidencing the Initial Financed Student Loans and any Additional Student Loans transferred to the Eligible Lender Trustee on behalf of the Trust pursuant to Sections 2.01 and 2.02. The Seller acknowledges and agrees that this power of attorney shall be construed as a power coupled with an interest, shall be irrevocable as long as the Trust Agreement remains in effect and shall continue in effect until the Trust Agreement terminates.


                                  ARTICLE III

                           The Financed Student Loans

                  SECTION 3.01. Representations and Warranties of Seller with Respect to the Financed Student Loans. The Seller represents and warrants with respect to the Financed Student Loans as set forth in Exhibit C hereto. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Financed Student Loans, and as of the applicable Transfer Date, in the case of the Additional Student Loans, but shall survive the sale, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

                  SECTION 3.02. Repurchase upon Breach; Reimbursement. Upon discovery by the Seller, the Master Servicer, any Servicer, any Subservicer, the Eligible Lender Trustee or the Indenture Trustee of any breach of the Seller's representations and warranties made by the Seller pursuant to Section 3.01 or
Section 4.01, the party discovering the breach shall give prompt written notice to the others. Unless any such breach shall have been cured within 120 days after the Seller becomes aware or receives written notice (whichever is earlier) of such breach, the Seller shall be obligated to repurchase any Financed Student Loan in which the interests of the Noteholders or the Certificateholders are materially and adversely affected by any such breach as of the first day succeeding the end of such 120-day period that is the last day of a Monthly Collection Period; provided, that, it is understood that any such breach that does not affect any Guarantor's obligation to guarantee payment of such Financed Student Loan to the Eligible Lender Trustee will not be considered to have a material adverse effect for this purpose and it is further understood that any dispute as to whether a Guarantor's obligation has been so affected will be resolved by the decision of the Indenture Trustee for so long as Notes are Outstanding and thereafter by the Eligible Lender Trustee. In consideration of and simultaneously with the repurchase of a Financed Student Loan, the Seller shall remit the Purchase Amount therefor, in the manner specified in Section 3.03, and the Issuer shall execute such assignments and other documents reasonably requested by the Seller in order to effect such transfer. Upon any such transfer of a Financed Student Loan, legal title to, and beneficial ownership and control of, the related Student Loan File will thereafter belong to the Seller. In addition, if any such breach by the Seller does not trigger such a repurchase obligation but does result in the refusal by a Guarantor to guarantee all or a portion of the accrued interest, or the loss (including any obligation of the Issuer to repay the Department) of certain Interest Subsidy Payments and Special Allowance Payments, then, unless such breach, if curable, is cured within 120 days, the Seller shall reimburse the Issuer by remitting an amount equal to all such non-guaranteed interest amounts and such forfeited Interest Payments and Special Allowance Payments in the manner specified in
Section 3.03. Subject to the provisions of Section 4.03, the sole remedy of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of representations and warranties pursuant to Section 3.01, and the agreement contained in this Section, shall be to require the Seller to repurchase Financed Student Loans or to reimburse the Issuer as provided above pursuant to this Section, subject to the conditions contained herein.

                  SECTION 3.03. Repurchase Deposits. The Seller shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Seller under Section 3.02 and Section 5.01 when such amounts are due.

                  SECTION 3.04 Incentive Loans and Incentive Deposits. Pursuant to the Master Servicing Agreement, the Master Servicer may establish the terms of, terminate or change the terms of any Incentive Program with respect to a Financed Student Loan in accordance with the terms of such program, provided such termination or change is not prohibited by the Higher Education Act or other applicable law, upon notice to the Eligible Lender Trustee and the Indenture Trustee. Until the effective date of any termination, the Seller shall deposit into the Collection Account the Incentive Deposit with respect to such Incentive Financed Student Loan as provided below. In the event that the Seller fails to make such deposit, the terms of such Incentive Program shall be such that the Borrower shall be obligated to make such payment and such Incentive Program shall terminate as to the related loan.

                  The Seller shall deposit or cause to be deposited into the Collection Account no later than the Business Day preceding each Distribution Date the aggregate Incentive Deposits with respect to Incentive Financed Student Loans in the Trust as of the last day of the related Collection Period. Such deposits shall be considered deposits in respect of interest or, if such deposit is made in respect of a principal reduction on an Incentive Financed Student Loan, of principal on such Incentive Financed Student Loans for all purposes of the Basic Documents, and shall be deemed to have been deposited into the Collection Account for all such purposes as of such last date of such Collection Period.

                                   ARTICLE IV

                                   The Seller

                  SECTION 4.01. Representations of Seller. The Seller represents as set forth in Exhibit D hereto. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Financed Student Loans, and as of the applicable Transfer Date in the case of the Additional Student Loans, but shall survive the sale, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

                  SECTION 4.02. Existence. Subject to Section 4.04 hereof, during the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a banking corporation under the laws of the jurisdiction of its organization and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

                  SECTION 4.03. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

                     (a) The Seller shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee and the Indenture Trustee and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Eligible Lender Trustee or the Indenture Trustee), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including the issuance and original sale of the Certificates and the Notes, or asserted with respect to ownership of the Financed Student Loans or Federal or other income taxes arising out of distributions on the Certificates and the Notes) and costs and expenses in defending against the same.

                     (b) The Seller shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders and the Noteholders and the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee and the Indenture Trustee from and against any and all reasonable costs and expenses and any and all losses, claims, damages and liabilities in each case arising out of, or imposed upon such Person through, (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Seller's or the Issuer's violation of Federal or state securities laws in connection with the offering and sale of the Notes and the Certificates.

                     (c) The Seller shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Eligible Lender Trustee and its officers, directors, employees and agents from and against, all reasonable costs and expenses and all losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to the Trust Agreement, the other Basic Documents, the Trust Estate, the acceptance or performance of the trusts and duties set forth herein and in the Trust Agreement or the action or the inaction of the Eligible Lender Trustee hereunder and under the Trust Agreement, except to the extent that such cost, expense, loss, claim, damage, obligation or liability: (i) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Eligible Lender Trustee, (ii) shall arise from any breach by the Eligible Lender Trustee of its covenants under any of the Basic Documents; or (iii) shall arise from the breach by the Eligible Lender Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Eligible Lender Trustee's choice of legal counsel shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld.

                     (d) The Seller shall pay any and all taxes levied or assessed upon all or any part of the Trust Estate (other than those taxes expressly excluded from the Seller's responsibilities pursuant to the parentheticals in paragraph (a) above).

                  Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

                  SECTION 4.04. Merger or Consolidation of, or Assumption of the Obligations of Seller. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party, (c) which may succeed to the properties and assets of the Seller substantially as a whole or (d) to which the student lending business of the Seller shall otherwise be transferred substantially as a whole, shall be the successor to the Seller without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving entity, if other than the Seller, executes an agreement of assumption to perform every obligation of the Seller under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.01 or 4.01 shall have been breached and no Servicer Default, Event of Default or Administrator Default and no event that, after notice or lapse of time, or both, would become a Servicer Default, Event of Default or Administrative Default shall have occurred and be continuing, (iii) the Seller shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, succession or transfer and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction or, in the case of a transfer pursuant to clause (d) to a Person that is a Non-Code Entity, notice of such transfer and assumption shall have been delivered to each Rating Agency, (iv) such transaction will not result in a material adverse Federal or state tax consequence to the Issuer, the Noteholders or the Certificateholders and (v) unless the Seller is the surviving entity, the surviving entity shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and Indenture Trustee, respectively, in the Financed Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

                  SECTION 4.05. Limitation on Liabilities of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way the Seller's obligations under Section 3.02). The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                  SECTION 4.06. Seller May Own Certificates or Notes. The Seller and any Affiliate of the Seller may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Seller or an Affiliate of the Seller, except as expressly provided herein or in any other Basic Document.

                                   ARTICLE V

                                  Termination

                  SECTION 5.01. Termination. (a) Optional Purchase of All Financed Student Loans. As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the sum of the Initial Pool Balance and the Initial Pre-Funded Amount, the Seller or its designee shall have the option to purchase the Trust Estate, other than the Trust Accounts. To exercise such option, the Seller shall deposit in the Collection Account an amount equal to the Minimum Purchase Price for the Financed Student Loans and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser mutually agreed upon by the Master Servicer, the Eligible Lender Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust.

                     (b) Insolvency of Company. Upon any sale of the assets of the Trust pursuant to Section 9.02 of the Trust Agreement, the Seller shall cooperate with and assist the Administrator consistent with the provisions of the Administration Agreement with respect to Company insolvency.


                                   ARTICLE VI

                                 Miscellaneous

                  SECTION 6.01. Amendment. This Agreement may be amended by the Seller and the Eligible Lender Trustee, with the consent of the Indenture Trustee, but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders or in connection with a transaction described in Section 4.04 hereof; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Eligible Lender Trustee and the Indenture Trustee, adversely affect the interests of any Noteholder or any Certificateholder.

                  This Agreement may also be amended from time to time by the Seller and the Eligible Lender Trustee, with the consent of the Indenture Trustee, the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the Certificateholders of Certificates evidencing not less than a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Financed Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Noteholders or the Certificateholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders and Certificateholders.

                  Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to the Seller, the Administrator, the Indenture Trustee, the Master Servicer and each of the Rating Agencies.

                  It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

                  Prior to the execution of any amendment to this Agreement, the Eligible Lender Trustee and the Indenture Trustee shall receive upon request and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 6.02(f). The Eligible Lender Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

                  SECTION 6.02. Protection of Interests in Trust. (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer, the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Eligible Lender Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, on or prior to the date of transfer of any Financed Student Loans to the Trust.

                     (b) The Seller shall not change its name, identity or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss.9-402(7) of the UCC, unless it shall have given the Eligible Lender Trustee and the Indenture Trustee at least five (5) days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

                     (c) The Seller shall have an obligation to give the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies at least five (5) days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment.

                     (d) If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in student loans to any prospective purchaser, lender or other transferee, the Seller shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Financed Student Loan, shall indicate clearly that such Financed Student Loan has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

                     (e) The Seller shall, to the extent required by applicable law, cause the Certificates and the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

                     (f) The Seller shall deliver to the Eligible Lender Trustee and the Indenture Trustee:

                     (1) promptly after the execution and delivery of this Agreement and of each amendment thereto and within 120 days after the initial Transfer Date and on each Transfer Date to the extent required pursuant to Section 2.02(d)(vii), an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

                     (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; provided that a single Opinion of Counsel may be delivered in satisfaction of the foregoing requirement and that of Section 3.06(b) of the Indenture.

                  Each Opinion of Counsel referred to in clause (1) or (2) above shall specify (as of the date of such opinion and given all applicable laws as in effect on such date) any action necessary to be taken in the following year to preserve and protect such interest.

                  SECTION 6.03. Notices. All demands, notices and communications upon or to the Seller, the Master Servicer, the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Administrator or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested (or in the form of telex or facsimile notice, followed by written notice delivered as aforesaid), and shall be deemed to have been duly given upon receipt;

                     (a)   in the case of the Seller, to
                           Signet Bank
                           7 North 8th Street
                           Richmond, Virginia 23219
                           Attention:  Treasurer
                           Telephone:  (804) 771-7060
                           Telecopy:   (804) 771-7936

                     (b)   in the case of the Master Servicer and
                           Administrator, to
                           Signet Bank
                           7 North 8th Street
                           Richmond, Virginia 23219
                           Attention: Treasurer
                           Telephone: (804) 771-7060
                           Telecopy:  (804) 771-7936

                     (c)   in the case of the Issuer, to
                           Signet Student Loan 1996-A,
                           c/o First Chicago Delaware Inc., Trustee
                           300 King Street
                           Wilmington, Delaware 19801

                           with a copy to the Eligible Lender Trustee at the Corporate Trust Office of the Eligible Lender Trustee

                     (d) in the case of the Issuer or the Eligible Lender Trustee, at the Corporate Trust Office of the Eligible Lender Trustee;

                     (e) in the case of the Indenture Trustee, at its Corporate Trust Office;

                     (f)   in the case of Fitch, to
                           Fitch Investors Service, L.P.
                           One State Street Plaza
                           New York, New York 10004
                           Attention:  Asset Backed Monitoring Unit
                           Telephone:  (212) 908-0500
                           Telecopy :  (212) 480-4435;

                           in the case of Moody's to
                           Moody's Investors Service, Inc.
                           99 Church Street
                           New York, New York 10007
                           Attention:  ABS Monitoring Department
                           Telephone:  (212) 553-0300
                           Telecopy:   (212) 553-0881; and

                           in the case of Standard & Poor's, to
                           Standard & Poor's Ratings Group
                           25 Broadway
                           20th Floor
                           New York, New York 10004
                           Telephone:  (212) 208-8000
                           Telecopy:   (212) 412-0225.

or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                  SECTION 6.04. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 4.04, this Agreement may not be assigned by the Seller. This Agreement may only be assigned by the Eligible Lender Trustee to its permitted successor pursuant to the Trust Agreement.

                  SECTION 6.05. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the

Seller, the Issuer, and the Eligible Lender Trustee and for the benefit of the Certificateholders, the Indenture Trustee and the Noteholders, as third party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

                  SECTION 6.06. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 6.07. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 6.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 6.09. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Virginia, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 6.10. Assignment to Indenture Trustee. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of a security interest in all right, title and interest of the Issuer in, to and under the Financed Student Loans or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

                  SECTION 6.11. Non-Petition Covenants. Notwithstanding any prior termination of this Agreement, the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

                  SECTION 6.12. Limitation of Liability of Eligible Lender Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been signed by The First National Bank of Chicago not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and in no event shall The First National Bank of Chicago in its individual capacity or, except as expressly provided in the Trust Agreement, as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

                     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by The Bank of New York not in its individual capacity but solely as Indenture Trustee and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

                  SECTION 6.13. Agreement of Seller. The Seller agrees to execute and deliver such instruments and to take such actions as the Eligible Lender Trustee, the Issuer, or the Indenture Trustee may reasonably request in order to effectuate the terms and carry out the purposes of this Agreement.

                  SECTION 6.14. Confidentiality. (a) The Eligible Lender Trustee and its agents, representatives or employees shall at all times maintain the confidentiality of all Confidential Information and shall not, without the prior written consent of the Seller, disclose to third parties (including Noteholders or Certificateholders) or use such information, in any manner whatsoever, in whole or in part, except as expressly permitted under this Agreement or as required to fulfill an obligation of the Eligible Lender Trustee under this Agreement, in which case such Confidential Information shall be revealed only to the extent required for the purpose of fulfilling an obligation of the Eligible Lender Trustee under this Agreement. Notwithstanding the above, Confidential Information may be disclosed to the extent required by law or legal process, provided that the Eligible Lender Trustee gives prompt written notice to the Seller of the nature and scope of such disclosure.

                  (b) Notwithstanding anything in this Agreement to the contrary, the Seller shall not be obligated to disclose to any

Person (i) any information regarding Obligors, the disclosure of which is prohibited by applicable law, or (ii) any information relating to the strategic plans or opportunities of its student lending business.



                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                  SIGNET STUDENT LOAN TRUST
                                  1996-A,

                                     by


                                        THE FIRST NATIONAL BANK OF CHICAGO, not
                                        in its individual capacity but solely as Eligible Lender Trustee on behalf of the Trust,

                                            by  /s/ BARBARA G. GROSSE
                                         ---------------------------------
                                          Name:  BARBARA G. GROSSE
                                          Title: ASSISTANT VICE PRESIDENT


                                  SIGNET BANK,
                                     as Seller

                                             by   /s/ SUZANNE BACHMAN
                                           --------------------------------
                                           Name:   SUZANNE BACHMAN
                                           Title:  Sr. VICE PRESIDENT





                                        THE FIRST NATIONAL BANK OF CHICAGO, not
                                        in its individual capacity but solely as Eligible Lender Trustee,

                                             by  /s/ BARBARA G. GROSSE
                                           ----------------------------------
                                           Name:   BARBARA G. GROSSE
                                           Title:  ASSISTANT VICE PRESIDENT

Acknowledged and accepted
 as of the day and year first
above  written:

THE BANK OF NEW YORK, not in
 its individual capacity but
 solely as Indenture Trustee,

   by /s/ CHERYL L. LASER
   -------------------------
    Name:  CHERYL L. LASER
    Title: ASSISTANT VICE PRESIDENT

                                                                      SCHEDULE A
                                                                          TO THE
                                                             LOAN SALE AGREEMENT


                            Schedule of Student Loans

                     [To be supplied by Signet at Closing.]

                                                                       EXHIBIT A
                                                      TO THE LOAN SALE AGREEMENT



                                  BILL OF SALE

                  For value received, in accordance with the Loan Sale Agreement (the "Loan Sale Agreement") dated as of November 1, 1996, among Signet Bank, as seller (the "Seller"), Signet Student Loan Trust 1996-A (the "Trust"), and The First National Bank of Chicago, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"), the Seller does hereby sell, assign, transfer and otherwise convey unto the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Loan Sale Agreement), all right, title and interest in and to (i) the Initial Financed Student Loans and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges related thereto, (ii) all payments and/or collections received thereunder after the Cutoff Date, (iii) all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposit and the Initial Pre-Funded Amount, and in all investments and proceeds thereof (including all income thereon) and (iv) all proceeds of any and all of the foregoing (including but not limited to proceeds derived from the voluntary or involuntary conversion of any of the Initial Financed Student Loans into cash or other liquidated property, such as proceeds from the applicable Guarantee Agreement). The foregoing sale does not constitute and is not intended to result in any assumption by the Eligible Lender Trustee or the Trust of any obligation of the Seller to the borrowers of Initial Financed Student Loans or any other Person in connection with the Initial Financed Student Loans or any agreement or instrument relating to any of them.

                  In addition, the undersigned, by execution of this instrument, hereby endorses the promissory notes evidencing each Initial Financed Student Loan described in Schedule A to the Loan Sale Agreement in favor of the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Loan Sale Agreement) against the undersigned. This endorsement may be effected by attaching a facsimile hereof to each or any of such promissory notes.

                  This Bill of Sale is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Loan Sale Agreement and is to be governed by the Loan Sale Agreement.

                  Capitalized terms used but not defined herein shall have the meaning assigned to them in Appendix A to the

Administration Agreement, dated as of November 1, 1996, among Signet Student Loan Trust 1996-A, as Issuer, Signet Bank, as Administrator, and The Bank of New York, as Indenture Trustee, which also contains rules as to usage that shall be applicable herein.

                  IN WITNESS WHEREOF, the undersigned has caused this Bill of Sale to be duly executed as of November 1, 1996.


                                                   SIGNET BANK, as Seller

                                                   by
                                                       -------------------------
                                                       Name:
                                                       Title:

                                                                       EXHIBIT B
                                                                          TO THE
                                                             LOAN SALE AGREEMENT


                               TRANSFER AGREEMENT


                  TRANSFER No. _____ Of ADDITIONAL STUDENT LOANS dated as of ______________, _____, among SIGNET STUDENT LOAN TRUST 1996-A, a Delaware trust (the "Issuer"), SIGNET BANK, as seller (the "Seller") and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, not in its individual capacity but solely as Eligible Lender Trustee of the Issuer (the "Eligible Lender Trustee").

                              W I T N E S S E T H:

                  WHEREAS the Issuer, the Seller and the Eligible Lender Trustee are parties to the Loan Sale Agreement dated as of November 1, 1996 (as amended or supplemented, the "Loan Sale Agreement");

                  WHEREAS the Seller, as depositor, Signet Student Loan Corporation, as Company, and the Eligible Lender Trustee are parties to the Trust Agreement dated as of November 1, 1996 (as amended or supplemented, the "Trust Agreement");

                  WHEREAS pursuant to the Loan Sale Agreement, the Seller wishes to convey the Additional Student Loans referred to in Section 2 (the "Additional Student Loans") to the Eligible Lender Trustee on behalf of the Issuer; and

                  WHEREAS, the Eligible Lender Trustee and the Issuer are willing to accept such conveyance subject to the terms and conditions hereof.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Definitions and Usage. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in Appendix A to the Loan Sale Agreement, which also contains rules of construction and usage that shall be applicable herein.

                  In addition, the following terms have the following meanings:

                  "Subsequent Cutoff Date" means, with respect to each Additional Student Loan, the date specified as such on Schedule A hereto.

                  "Transfer Date" means, with respect to the Additional Student Loans, ________________, _______.

                  2. Schedule of Financed Student Loans. Attached hereto as Schedule A is a supplement to Schedule A to the Loan Sale Agreement listing the Additional Student Loans to be conveyed on the Transfer Date to the Eligible Lender Trustee on behalf of the Issuer pursuant to this Agreement.

                  3. Conveyance of Additional Student Loans. In consideration of the Issuer's delivery to or upon the order of the Seller of $___________ (such amount being the Purchase Amounts of the Additional Student Loans and such amount to be paid, during the Funding Period, from amounts on deposit in the Pre-Funding Account subject to the provisions of Section 2.02(b) of the Loan Sale Agreement and Section 2(f) of the Administration Agreement and after the Funding Period from amounts on deposit in the Collection Account), the Seller does hereby sell, assign and otherwise convey, without recourse (except as expressly provided in the Loan Sale Agreement), to the Eligible Lender Trustee on behalf of the Issuer:

                     (a) All right, title and interest in and to the Additional Student Loans and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges relating thereto;

                     (b) all payments on or collections received thereunder, after the related Subsequent Cutoff Date; and

                     (c)   all proceeds of any and all of the foregoing.

                  4. Conditions Precedent. The obligation of the Issuer to acquire the Additional Student Loans hereunder is subject to the satisfaction, on or prior to the Transfer Date, of the following conditions precedent:

                     (a) Representations and Warranties. Each of the representations and warranties made by the Seller in Sections 3.01 and
         4.01 of the Loan Sale Agreement shall be true and correct as of the Transfer Date.

                     (b) Loan Sale Agreement Conditions. Each of the conditions set forth in Section 2.02(d) of the Loan Sale Agreement shall have been satisfied.

                     (c) Delivery of Bill of Sale. The Seller shall have delivered a Bill of Sale substantially in the form of Annex A hereto.

                     (d) Additional Information. The Seller shall have delivered to the Issuer such information as was reasonably requested by the Issuer to satisfy itself as to (i) the accuracy of the representations and warranties set forth in Sections 3.01 and 4.01 of the Loan Sale Agreement and (ii) the satisfaction of the conditions set forth in this Section 4.

                  5. Ratification of Agreement. As supplemented by this Agreement, the Loan Sale Agreement is in all respects ratified and confirmed and the Loan Sale Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

                  6. Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

                  7. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Virginia, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  8. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                            SIGNET STUDENT LOAN TRUST 1996-A,

                                              by
                                                 THE FIRST NATIONAL BANK OF
                                                 CHICAGO, not in its individual
                                                 capacity but solely as Eligible
                                                 Lender Trustee,

                                                 by __________________________
                                                       Name:
                                                       Title:

                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             not in its individual capacity but
                                             solely as Eligible Lender Trustee,

                                                 by ___________________________
                                                       Name:
                                                       Title:

                                             SIGNET BANK, as Seller


                                                 by
                                                    ___________________________

                                                       Name:
                                                       Title:




Acknowledged and accepted as
of the date first above written:

THE BANK OF NEW YORK,
not in its individual
capacity but solely as
Indenture Trustee,

   by _________________________
       Name:
       Title:

                                   SCHEDULE A
                                     TO THE
                           TRANSFER AGREEMENT NO. ___


                       [List of Additional Student Loans
                   and their related Subsequent Cutoff Dates]

                                                                         ANNEX A
                                                       TO THE TRANSFER AGREEMENT



                                  BILL OF SALE

                  For value received, in accordance with the Loan Sale Agreement (the "Loan Sale Agreement") dated as of [ ], 1996, among Signet Bank, as seller (the "Seller"), Signet Student Loan Trust 1996-A (the "Trust") and The First National Bank of Chicago, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee") ratified by the Transfer Agreement No. ____ dated as of ______, ______ (the "Transfer Agreement") among the Seller, the Trust and the Eligible Lender Trustee, the Seller does hereby sell, assign, transfer and otherwise convey unto the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Loan Sale Agreement), all right, title and interest in and to (i) the Additional Student Loans and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges related thereto, (ii) all payments and collections received thereunder, after the Subsequent Cutoff Date and (iii) all proceeds of any and all of the foregoing (including but not limited to proceeds derived from the voluntary or involuntary conversion of any of the Additional Student Loans into cash or other liquidated property, such as proceeds from the applicable Guarantee Agreement). The foregoing sale does not constitute and is not intended to result in any assumption by the Eligible Lender Trustee or the Trust of any obligation of the Seller to the borrowers of the Additional Student Loans or any other person in connection with the Additional Student Loans or any agreement or instrument relating to any of them.

                  In addition, the undersigned, by execution of this instrument, hereby endorses the promissory notes evidencing each Additional Student Loan described in Schedule A to the Transfer Agreement in favor of the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Loan Sale Agreement) against the undersigned. This endorsement may be effected by attaching a facsimile hereof to each or any of such promissory notes.

                  This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Loan Sale Agreement and the Transfer Agreement and is to be governed by the Loan Sale Agreement and the Transfer Agreement.

                  Capitalized terms used but not defined herein shall have the meaning assigned to them in the Transfer Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this Bill of Sale to be duly executed as of ________________, ______.

                                                     SIGNET BANK, as Seller

                                                       by

                                                       ---------------------
                                                         Name:
                                                         Title:

                                                                       EXHIBIT C
                                                      TO THE LOAN SALE AGREEMENT


                  1. Characteristics of Financed Student Loans. Each Financed Student Loan (A) was originated in the United States of America, its territories, its possessions or other areas subject to its jurisdiction by an "eligible lender" under the Higher Education Act in the ordinary course of its business to an eligible borrower under applicable law and agreements and was fully and properly executed by the parties thereto,
         (B) was originated or acquired by the Seller in the ordinary course of its business, and (C) provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that fully amortizes the principal amount of such Financed Student Loan by its maturity, as such maturity may be modified in accordance with any applicable deferral or forbearance periods granted in accordance with applicable laws and restrictions, including those of the Higher Education Act or the applicable Guarantee Agreement, and yield interest at the rate applicable thereto. Each Financed Student Loan is guaranteed by an eligible guarantor under the Higher Education Act and qualifies the holder thereof to receive Interest Subsidy Payments (other than unsubsidized SLS Loans, unsubsidized Stafford Loans, unsubsidized PLUS Loans, and unsubsidized Consolidation Loans) and Special Allowance Payments (except for any immaterial portion of Consolidation Loans that refinanced HEAL Loans and that are part of the Initial Financed Student Loans) from the Department and Guarantee Payments from the applicable Guarantor and qualifies the applicable Guarantor to receive reinsurance payments thereon from the Department.

                  2. Schedule of Financed Student Loans. The information set forth in Schedule A to this Agreement is true and correct in all material respects as of the close of business on the Cutoff Date. With respect to any Additional Student Loan conveyed to the Issuer after the Closing Date, information for each category set forth in Schedule A has been provided with respect to such loan and such information is true and correct in all material respects, as of the date of the close of business on the applicable Subsequent Cutoff Date. No selection procedures believed to be adverse to the Noteholders or the Certificateholders were utilized in selecting any Financed Student Loan. The computer tape regarding the Initial Financed Student Loans made available to the Issuer and its assigns is true and correct in all material respects as of the Cutoff Date and, after the Closing Date, any computer tape regarding any Additional Student Loan made available to the Issuer and its assigns is true and correct in all material respects as of the applicable Subsequent Cutoff Date.

                  3. Compliance with Law. Each Financed Student Loan complied at the time of origination and at the time of the execution of this Agreement or the applicable Transfer Agreement or Assignment, as the case may be, in all material respects with all applicable requirements of local, state, and federal laws, rules and regulations which govern the making of such Financed Student Loan including the requirements of the applicable Guarantee Agreement.

                  4. Binding Obligation. The terms and conditions of each Financed Student Loan are consistent with the application of the Borrower, all signatures for the Financed Student Loans are genuine and the Borrower Note evidencing each Financed Student Loan has been duly executed and delivered and constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms.

                  5. No Defenses. No right of rescission, setoff, counterclaim, or defense has been asserted or threatened or exists with respect to any Financed Student Loan.

                  6. No Default. No Financed Student Loan has a payment that is more than 90 days overdue as of the Cutoff Date or as of the applicable Subsequent Cutoff Date, as the case may be, and, except as permitted in this paragraph, no default, breach, violation or event permitting acceleration under the terms of any Financed Student Loan has occurred; and, except for payment defaults continuing for a period of not more than 90 days, no continuing condition that with notice or the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Financed Student Loan has arisen; and the Seller has not waived and shall not waive any of the foregoing other than as permitted by the Basic Documents.

                  7. Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Financed Student Loans from the Seller to the Eligible Lender Trustee on behalf of the Issuer and that the beneficial interest in and title to such Financed Student Loans not be part of the estate of the Seller in the event of the appointment of a receiver with respect to the Seller. Immediately prior to the transfer and sale of each Financed Student Loan to the Trust, each Borrower Note is owned by the Seller and the Seller has good title to each Financed Student Loan, free and clear of any lien, charge, encumbrance, or other interest therein and immediately upon the transfer and sale of such Financed Student Loan to the Trust, the Eligible Lender Trustee on behalf of the Issuer will have good title to such Financed Student Loan free and clear of any lien, charge, encumbrance, or other interest therein except as contemplated by the Basic Documents. The

         Seller's computer files relating to the Financed Student Loans have been marked to indicate that such Financed Student Loans have been sold to the Trust.

                  8. All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Eligible Lender Trustee on behalf of the Issuer a first perfected ownership interest in the Financed Student Loans, and to give the Indenture Trustee a first perfected security interest therein, have been made.

                  9. No Bankruptcies. No Borrower of any Financed Student Loan as of the Cutoff Date or the applicable Subsequent Cutoff Date (in the case of Additional Student Loans) was noted in the related Student Loan File as being currently involved in a bankruptcy proceeding.

                  10. Lawful Assignment. No Financed Student Loan has been originated in, or is subject to the laws of, any jurisdiction under which the origination, sale, transfer and assignment of such Financed Student Loan or any Financed Student Loan under this Agreement, each Transfer Agreement or the Indenture is unlawful, void or voidable.

                  11. One Original. There is only one original executed copy of the promissory note evidencing each Financed Student Loan.

                  12. Accounts. Each Financed Student Loan may be pledged or transferred as an "account" as defined in the UCC.

                                                                       EXHIBIT D
                                                      TO THE LOAN SALE AGREEMENT


                  1. Organization and Good Standing. The Seller has been organized and is existing as a banking corporation in good standing under the laws of the Commonwealth of Virginia and is authorized to do business in every state in which it is doing business as well as the state in which it is organized and incorporated.

                  2. Power and Authority of the Seller. The Seller has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full corporate power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer (or with the Eligible Lender Trustee on behalf of the Issuer) and the Seller has duly authorized such sale and assignment to the Issuer (or to the Eligible Lender Trustee on behalf of the Issuer) by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary corporate action.

                  3. Binding Obligation. This Agreement has been executed and delivered by the Seller and, assuming authorization, execution, and delivery by the other parties thereto, this Agreement constitutes a valid obligation of the Seller enforceable against it in accordance with the express terms of this Agreement, except as enforcement thereof may be limited by the bankruptcy, insolvency, reorganization, moratorium, liquidation, readjustment of debt, or other federal or state laws or equitable principles relating to or affecting the enforcement of creditor's rights or the rights of creditors of banks the deposit accounts of which are subject to the FDIC.

                  4. No Violation. The consummation of the transactions contemplated by this Agreement or the Administration Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or by-laws of the Seller, or any material indenture, agreement or other instrument to which the Seller is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of the Seller, any order, rule or regulation applicable to the Seller of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the

         Seller or its properties. The consummation of the transactions contemplated by this Agreement or by the Administration Agreement and the fulfillment of the terms hereof and thereof will not result in the loss of any Guarantee Payments by the Trust or any reinsurance payments with respect to any Financed Student Loans by the applicable Guarantor.

                  5. No Proceedings. There is no action, suit, claim, investigation, or proceeding, in any such case whether pending or to the knowledge of the Seller, threatened against the Seller before any court, governmental agency, or arbitrator (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) seeking to affect adversely the Federal or state income tax attributes of the Issuer, the Notes or the Certificates.

                  6. All Consents. No action, including, without limitation, the granting or issuing of any consent, permit, license, approval, or authorization which is required to be made on or prior to the date of this Agreement in connection with the sale of Financed Student Loans under this Agreement (with the possible exception of routine filings which, if not made, will not render the Seller liable to any material penalties or will not result in the transactions contemplated by this Agreement being subject to challenge) is required.




                                      D-2